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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-60201, 33-7079, 33-11340, 33-30983 and 33-50185 on Form S-8 of our report dated January 28, 1997 incorporated by reference in the Annual Report on Form 10-K of Service Merchandise Company, Inc. for the fiscal year ended December 29, 1996.


   /s/  Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP
Nashville, Tennessee
March 21, 1997